Exhibit 10.1

2008 STOCK COMPENSATION PLAN

OF

SPAR GROUP, INC.

Effective as of May 29, 2008,

As Amended through May 28, 2009

Section 1.      Approval and Purposes of this Plan. (a) This stock compensation plan (as the same has been and hereafter may be supplemented, modified, amended or restated from time to time in the manner provided herein, this “Plan”) currently consists of the existing 2008 Stock Compensation Plan (the “Existing Plan”) as approved by the Board of Directors (the “Board”) of SPAR Group, Inc., a Delaware corporation (the “Corporation”), on March 27, 2008, and by the stockholders of the Corporation at their annual meeting on May 29, 2008 (the “Effective Date”), when the Existing Plan became effective, and amendments to the Existing Plan authorized, approved and established by action of the Board on April 20, 2009, which amendments consist of the addition of Section 12(a) hereto (the “Repricing Amendment”), and certain clarifying amendments deemed immaterial in the aggregate by the Board (the “Other Amendments”). The Repricing Amendment was authorized and approved by the Board for submission to the Corporation’s stockholders of the Corporation at their annual meeting on May 28, 2009, and was approved by the stockholders and became effective on that date in accordance with applicable law and the applicable requirements of the national securities exchange (Nasdaq) on which the Corporation’s stock is listed or quoted (“Exchange Rules”). In adopting the Other Amendments, the Board provided that the Other Amendments would become effective on May 28, 2009, whether or not the Repricing Amendment was approved by the Corporation’s stockholders, since the Other Amendments were not related to the Repricing Amendment.

(b)       This Plan is intended to provide an incentive to employees (including directors and officers who are employees), and to its directors, officers and consultants who are not employees, of the Corporation, or any of its Subsidiaries (as such term is defined in Section 18 hereof), and to offer an additional inducement in obtaining the services of such individuals. Without in any way limiting the foregoing, such consultants include each SPAR Affiliate (as defined in Section 18), and the employees of each SPAR Affiliate (including directors and officers who are employees) and the directors and officers of each SPAR Affiliate who are not its employees, and this Plan is intended to offer an additional inducement in obtaining the services of such individuals. This Plan provides for the grant of equity compensation awards (each an “Award”) in, to or otherwise respecting shares of the Corporation’s Common Stock, par value $.01 per share (the “Common Stock”), in the form of (i) “incentive stock options” within the meaning of Section 422 of the Code (as defined in Section 18) as described in Section 5 (“ISOs”), (ii) nonqualified stock options that do not qualify as ISOs as described in Section 5 (“NQSOs”), (iii) stock appreciation rights as described in Section 6 (“SARs”), (iv) restricted stock as described in Section 7 (“Restricted Stock”), and (v) restricted stock units as described in Section 8 (“RSUs”). The Corporation makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code (as defined in Section 18). Each reference to a consultant in this Plan shall be deemed to include each of the consultant’s employees in the case of a consultant that is not a natural person.

(c)        This Plan replaced the 2000 Plan (which in turn replaced the 1995 Plan, as such terms are defined in Section 18 hereof) for new Awards on and after the Effective Date hereof. All options issued at any time under the 2000 Plan or 1995 Plan and still outstanding on the Effective Date (“Continuing Awards”), respecting the covered shares of the Corporation’s Common Stock (“Continuing Award Shares”), shall continue to be governed by such plans, as applicable, except that those Continuing Awards may be modified as provided in Section 12 hereof as if they were Awards hereunder to the extent the provisions respecting adverse modifications in those plans are not violated by such modification.

Section 2.         Stock Subject to this Plan. (a) Subject to adjustment under and the other provisions of Sections 11 and 12, the Corporation from time to time may grant options, SARs, Restricted Stock, RSUs and other Awards under this Plan (“New Awards”) to, in or otherwise respecting its Common Stock (“New Award Shares”) so long as the New Award Shares covered by each proposed New Award or group of New Awards in the aggregate do not at the time of the proposed issuance exceed the remaining unused availability for New Award Shares under this Plan (the “Remaining Availability”). The Remaining Availability at a particular calculation time shall be equal to the sum of the following: (i) 5,600,000 shares; minus (ii) the sum at the calculation time of (A) the cumulative aggregate number of New Award Shares covered by Awards issued under this Plan on and after the Effective Date (including all options to acquire Common Stock and SARs , RSUs payable in Common Stock or Restricted Stock issued pursuant to this

Plan), and (B) 2,034,122 Continuing Award Shares (which was the aggregate number of Continuing Award Shares outstanding on the Effective Date), in each case whether or not the New Award Shares or Continuing Award Shares are still outstanding at such calculation time; and plus (iii) the aggregate number of Voided Award Shares (as defined below) that arising after the Effective Date through such calculation time. In the event that at any time after the Effective Date any New Award or Continuing Award shall have become void, expired, been canceled, surrendered or forfeited, terminated unexercised or ceased for any other reason whatsoever to exist or be outstanding (in each case other than through exercise in the case of any option or SAR or through termination of the applicable restrictions in the case of Restricted Stock or RSUs) (each a “Voided Award”), the New Award Shares or Continuing Awards Shares covered by such Voided Award (each a “Voided Award Share”) shall again become available for the granting of Awards under this Plan and added to the Remaining Availability as provided above.

(b)       The Corporation shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the Awards issued under and the other requirements of this Plan. Such shares of Common Stock may, in the discretion of the Board, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Corporation. No fractional shares of Common Stock shall be issued or purchased under this Plan.

Section 3.         Administration of this Plan. (a) This Plan will be administered under the authority of the Compensation Committee of the Board of Directors of the Corporation as provided in its Charter or such other standing committee of the Corporation as the Board may from time to time designate to administer its plans generally or this Plan specifically (including the Compensation Committee or such successor committee, the “Compensation Committee”). The Compensation Committee or the Corporation (acting through the proper officer(s) of the Corporation) from time to time may appoint one or more officers, employees and independent contractors (including the Compensation Committee to the extent applicable, each an “Administrator”) to assist in the administration of this Plan and may delegate (in whole or in part) power and authority under this Plan to them to the maximum extent permitted by the Charter (as defined in Section 18), applicable law and applicable Exchange Rules. Notwithstanding the foregoing, so long as the Corporation has any class of its common equity securities registered or required to be registered under Section 12 of the Securities Exchange Act, , to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act, as amended, or any successor rule (together with such section, “Rule 16b-3”), or to preserve any deduction or otherwise comply with any applicable provision of the Code (including Section 162(m) thereof), ERISA, Securities Law, Exchange Rules, Accounting Standards or other applicable law, any Compensation Committee appointed by the Board to administer this Plan shall be comprised of two or more directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3, and (ii) an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The delegation of power and authority to the Administrators hereunder shall be consistent with all applicable law (including, without limitation, applicable state law and Rule 16b-3) and any applicable Exchange Rules. Unless otherwise provided in the Charter or by applicable law, a majority of the members of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Compensation Committee.

(b)       The Compensation Committee shall have the power and authority (which it may delegate to the Administrators to the maximum extent permitted by this Plan, the Charter, applicable Exchange Rules and applicable law), in their sole discretion, to determine or approve (among other things), to the maximum extent permitted by this Plan, the Charter, applicable law and applicable Exchange Rules: (i) the persons who shall be granted Awards under this Plan; (ii) when they shall receive Awards and the applicable grant dates; (iii) whether an Award granted to an employee shall be an ISO, a NQSO, a SAR, Restricted Stock and/or RSUs; (iv) the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each Award; (v) the standard term of each Award, including any provisions for early termination or forfeiture; (vi) the method or formula for determining (A) the date each option or SAR shall become exercisable or restrictions on Restricted Stock or RSUs shall lapse (i.e., the Award will vest), including any provisions for early vesting, (B) whether an Award shall be exercisable or vest in whole or in installments, and (C) if in installments, (1) the number of shares of Common Stock to be subject to each installment, (2) whether the installments shall be cumulative and (3) the date each installment shall become exercisable or vest and the term of each installment; (vii) whether to accelerate the date of exercise or vesting of any Award or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the method or formula for determining the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the form of payment of the exercise price for any option; (x) the method or formula for determining (A) the exercise price of each option, (B) the Base Value (as defined in Section 6(e))of each SAR, and (C) the Fair Market Value (as defined in Section 18) of a share of Common Stock for all purposes of this Plan; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any Award granted under this Plan, the shares of Common Stock acquired upon the exercise of an option or SAR or vesting and settlement of Restricted Stock or RSUs and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise or vesting of all or any portion of an Award to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Section 10 hereof (the “Contract”), including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with any SPAR Company (as such term is defined in Section 18 hereof), (B) financial objectives for the Corporation, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the awardee with any SPAR Company, and in each case to determine whether such restrictions or contingencies have been met; (xiii) the method or formula for determining the amount, if any, necessary to satisfy the obligation of the Corporation, any of its Subsidiaries or any Parent to withhold taxes or other amounts; (xiv) whether an awardee Retires or has a Disability (as such terms are defined in Section 18); (xv) whether to cancel or modify an Award either with or without the consent of the awardee or as provided in the Contract, provided, however, that any modified provision is permitted to be included in an Award granted under this Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of this Plan; and (xvi) how to construe the respective Contracts and this Plan; (xvii) the policies, rules and regulations relating to this Plan and how and when to prescribe, amend and rescind the same.

(c)        The Compensation Committee shall have exclusive power and authority respecting (i) any provision of this Plan or any Award granted under this Plan, or any amendment to either, that under Rule 16b-3 or Section 162(m) of the Code requires the approval of the Board, a committee of non-employee directors or the stockholders, in order (A) to be exempt under Section 16(b) of the Securities Exchange Act (unless otherwise specifically provided herein) or (B) to preserve any deduction under Section 162(m) of the Code, and (ii) any other determination necessary or advisable for administering this Plan to the extent such determination must be made by the Compensation Committee or similar committee of independent directors under applicable provisions of the Code, ERISA, Securities Law, Exchange Rules or Accounting Standards, other applicable law or the Charter.

(d)       Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract on the books and records of the Corporation with respect thereto shall be determined unilaterally by the Administrators in their sole and absolute discretion. The Administrators may in their discretion refer, or shall refer to the extent required by this Plan, the Charter, the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other applicable law, any such matter to the Compensation Committee for its determination, which determination shall be final, conclusive and binding on all parties. In all other cases, the determinations of the Administrators on such matters shall be final, conclusive and binding on all parties.

(e)        No present or former Administrator or employee of the Corporation or any of its Subsidiaries or Affiliates shall be liable for any action, inaction or determination made in good faith, and no present or former member of the Compensation Committee shall be liable for any action, inaction or determination made, with respect to this Plan, any Award granted, exercisable, exercised, vested, settled, surrendered or expired hereunder or any bookkeeping entry made in connection therewith.

(f)        The Corporation shall maintain a separate permanent record of its actions with respect to the Plan, which shall be available for inspection by appropriate parties as may be required by applicable law. Such records shall include (without limitation) a separate account for each awardee reflecting all Awards granted, exercisable, exercised, vested, settled, surrendered, forfeited, cancelled or expired and other actions taken with respect thereto. The Corporation’s books and records shall be conclusive as to the existence, amounts and terms of all Awards absent manifest error.

Section 4.         Eligibility. The Administrators may from time to time, consistent with the purposes of this Plan, grant Awards to such directors (whether or not an employee), officers (whether or not an employee), or employees of the Corporation or any of its Subsidiaries or any consultant thereto and to such employees of any SPAR Affiliate or any consultant thereto as the Administrators may determine in their sole discretion. Such Awards granted shall cover such number of shares of Common Stock as the

Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Corporation (including without limitation the Common Stock) is required to be registered under Section 12 of the Securities Exchange Act, the maximum number of shares subject to Awards that may be granted to any employee during any calendar year under this Plan shall be 1,000,000 shares; and provided, further, that if an Award of Restricted Stock or RSUs to an employee is intended to be performance-based compensation for purposes of Section 162(m) of the Code, the maximum number of shares subject to Awards constituting Restricted Stock or RSUs that may be granted to such employee during the calendar year in which such Award is made under this Plan shall be 1,000,000 shares.

Section 5.         Options. (a) Grant of Options. The Administrators may grant Awards of options, whether ISOs and/or NQSOs, to acquire shares of Common Stock as provided in this Section. Each Award of options granted pursuant to this Plan shall be made on such terms and conditions as are not inconsistent with this Plan and as are established by the Administrators, in their sole discretion, at or before the time such Award is granted; provided, however, that the aggregate Fair Market Value (as defined in Section 18) determined at the time the Award is granted of the shares of Common Stock for which any eligible employee may be granted ISOs under this Plan or any other plan of the Corporation, or of a Parent or a Subsidiary of the Corporation, that are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted or as otherwise may be required by Section 422 of the Code. Any option (or portion thereof) granted in excess of such ISO limitation amount or that for any reason is not or ceases to be treated as an ISO for Code purposes shall be treated as a NQSO to the extent of such excess or all or any portion thereby not treated as an ISO.

(b)       Exercise Price of Options. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that (i) except as provided below, the exercise price of an option shall not be less than the Fair Market Value (as defined in Section 18) of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to such ISO on the date of grant; and (iii) the Administrators must first obtain the approval of the Board to grant a NQSO with an exercise price that is less than the Fair Market Value of the shares on the date of the granting of the NQSO; provided, however, that with respect to any NQSO granted to a “covered employee” (as such term is defined in Section 162(m) of the Code), the exercise price of the shares of Common Stock underlying such NQSO shall not be less than the Fair Market Value of such shares on the date of granting of such NQSO.

(c)        Term of Options. Each option granted pursuant to this Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to this Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not an NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

(d)	Exercise of Options.

(i)        An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Corporation at its principal office (A) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (B) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (I) in cash and/or by certified check, (II) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate Fair Market Value (as defined in Section 18) on the date of exercise, equal to the aggregate exercise price of all options being exercised, (III) with a concurrent sale of option shares to the extent permitted by clause (ii) of this Section 5(d), or (IV) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Corporation to incur a charge against its earnings for financial accounting purposes. The Corporation shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

(ii)       The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee’s irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

(iii)      An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Corporation’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

(e)	Handling Options on Termination of Relationship; Retirement.

(i)        Except as may otherwise be expressly provided in the applicable Contract or optionee’s written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Corporation, its Parent, any of its Subsidiaries and, in the case of employees of or consultants to a SPAR Affiliate, with any Affiliate or other consultant of the Corporation has terminated for any reason (other than the optionee’s Retirement, death or Disability) may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 18), such option shall terminate immediately.

(ii)       For the purposes of this Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Corporation if, at the time of the determination, the individual was an officer or employee of the Corporation, its Parent, any of its Subsidiaries or any of its consultants (including any of its Affiliates). As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to re-employment with the Corporation, any of its Subsidiaries, Parent or Affiliate or other consultant, as the case may be is guaranteed either by statute or by contract or the Corporation, its Parent, any of its Subsidiaries or Affiliate or other consultant, as the case may be, has consented in writing to longer absence. If the period of leave exceeds ninety (90) days and the individual’s right to re-employment is not guaranteed by statute, contract or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

(iii)      Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Corporation has terminated for any reason (other than the optionee’s Retirement, death or Disability) may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Corporation or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee’s directorship is terminated for Cause, such option shall terminate immediately.

(iv)      If any optionee Retires, the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee (A) in the case of an ISO, within three (3) months after Retirement, but not beyond the remaining term of the option, or (B) in the case of any other option, at any time within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

(v)       No option shall be subject to early expiration or termination as provided in clause (i), (ii) or (iii) of Section 5(e) of this Plan due to the Retirement, death or Disability of the original optionee, subject, however, to all the other provisions of this Plan, including (without limitation) any such other provision for early termination that may become applicable.

(vi)      Nothing in this Plan or in any option granted under this Plan shall confer on any person any right to continue in the employ of or as a director of or consultant to the Corporation, its

Parent, any of its Subsidiaries or any of their respective Affiliates, or as a director of the Corporation, or interfere in any way with any right of the Corporation, its Parent, any of its Subsidiaries or any of their respective Affiliates to terminate such relationship at any time for any reason whatsoever without liability to the Corporation, its Parent, any of its Subsidiaries or any of their respective Affiliates.

(f)	Death or Disability of an Optionee.

(i)        Except to the extent more favorable treatment may otherwise be expressly accorded to the optionee in the applicable Contract or optionee’s written employment or consulting or termination contract, if an optionee dies (A) while the optionee is a director (whether or not an employee), officer (whether or not an employee), or employee of the Corporation, its Parent or any of its Subsidiaries or any consultant thereto or while an employee of or consultant to a SPAR Affiliate, (B) at any time following the original optionee’s Retirement from such relationship or termination of such relationship by reason of the optionee’s Disability, or (C) within three (3) months after any other termination of such relationship (unless such other termination was for Cause or without the consent of the Corporation), the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee’s Legal Representative (as such term is defined in Section 18) at any time (I) in the case of an ISO, within one year after death, but not beyond the remaining term of the option, or (II) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

(ii)       Except to the extent more favorable treatment may otherwise be expressly accorded to the optionee in the applicable Contract or optionee’s written employment or consulting or termination contract, in the event of the termination due to Disability of an optionee’s status as a director (whether or not an employee), officer (whether or not an employee), or employee of the Corporation or any of its Subsidiaries or any consultant thereto or as an employee of or consultant to a SPAR Affiliate, the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee, or by the optionee’s Legal Representative, at any time (A) in the case of an ISO, within one year after Disability, but not beyond the remaining term of the option, or (B) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

Section 6.         Stock Appreciation Rights. (a) Grant of SARs. The Administrators may grant Awards of SARs as provided in this Section. Each Award of SARs granted pursuant to this Plan shall be made on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such Award is granted.

(b)       SAR Terms. The Contract for each SAR Award shall specify the Base Value (as defined in Section 6(e)), the duration of the SAR, the number of shares of Common Stock to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of Retirement (as defined in Section 18), death, Disability (as defined in Section 18) or other termination of employment or termination of a consulting or other relationship, and such other provisions as the Administrators shall determine consistent with the Plan. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrators shall determine, which need not be the same for all awardees.

(c)        Exercise of SARs. SARs may be exercised with respect to all or part of the shares of Common Stock upon whatever terms and conditions the Administrators, in their sole discretion, imposes upon such SARs. A SAR shall be exercised by delivery to the Corporation of a notice of exercise in the form prescribed by the Administrators.

(d)       Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the date of grant. A SAR may be exercised only when the Fair Market Value (as defined in Section 18) of a share of Common Stock exceeds the Base Value (as defined in Section 6(e)).

(e)	Payment upon Exercise of SARs.

(i)        Subject to the provisions of the Contract, upon the exercise of a SAR, the awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount (the “SAR Value”) equal to the product of multiplying (A) the number of shares of

Common Stock with respect to which the SAR is exercised by (B) an amount equal to the excess of (I) the Fair Market Value (as defined in Section 18) per share on the date of exercise of the SAR over (II) the “Base Value” of the SAR designated in the Contract (which “Base Value” shall be the Fair Market Value per share on the date of grant or any amount greater than such Fair Market Value stated as the Base Value in the Contract).

(ii)       Payment of the SAR Value to the awardee shall be made (A) in shares of Common Stock, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise, (B) in cash or (C) in a combination thereof as determined by the Administrators, either at the time of the Award or, unless otherwise provided in the applicable Contract, thereafter, and as provided in the Contract.

(iii)      To the extent required to satisfy the conditions of Rule 16b-3 or other applicable provision of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other applicable law, , or as otherwise provided in the Contract, the Compensation Committee shall have the sole discretion to consent to or disapprove the election of any awardee to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Administrators, the Administrators may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the awardee. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for shares of Common Stock, or, if so specified in the notice of exercise, not to have been exercised to the extent the election to receive cash is disapproved.

(iv)      As an alternative to the foregoing, if the Administrators determine to issue SARs that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Administrators may provide in the Contract for a deferred payment, issuance and/or delivery of the cash to be paid or shares of Common Stock to be issued in connection with the SAR exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to shares of Common Stock that would otherwise have been issued and received by the awardee in connection with the exercise shall be paid to the awardee currently as and when payable to stockholders of the Corporation or, if provided in the applicable Contract, deferred until the underlying deferred shares of Common Stock are issued and delivered. Any cash payment, dividends or other distributions that are deferred shall be credited with interest at a reasonable rate as determined by the Administrators from time to time.

(f)        Restrictions on Stock Transferability. The Administrators may impose such restrictions on any shares of Common Stock delivered to an awardee on exercise of a SAR as they may deem advisable in their sole and absolute discretion, including, without limitation, restricting transferability and/or designating such shares as Restricted Stock or stock subject to further service, performance, consulting or noncompetition period after settlement. Each certificate representing such shares of Common Stock shall bear a legend referencing such restrictions, which legend may be the same as the legend placed on certificates pursuant to Section 7(d).

(g)       Applicability of Section 5(e) and (f). Unless otherwise provided in the Contract, the provisions of Sections 5(e) and (f) shall apply to SARs as though the SARs were options (other than ISOs).

Section 7.         Restricted Stock. (a) Grant of Restricted Stock. The Administrators may grant Awards of shares of Common Stock that are restricted as provided in this Section (referred to as “Restricted Stock” while so restricted). Each Award of Restricted Stock granted pursuant to this Plan shall be made on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such Award is granted. Unless otherwise provided in the applicable Contract, an awardee receiving a Restricted Stock Award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Administrators, shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Administrators, custody of shares of Restricted Stock in certificated form shall be retained by the Corporation or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators until the termination of the Period of Restriction (as defined in Section 18) pertaining thereto.

(b)       Restrictions. Each Restricted Stock Award shall specify the Period of Restriction, the number of shares of Restricted Stock in the Award, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Administrators shall determine. If a Restricted Stock Award is intended to be a performance-based compensation Award, the terms and conditions of the Award, including the Performance Goal(s) (as defined in Section 18) and Period of Restriction and, if different, performance period, shall be set forth in the Contract or in a subplan of this Plan, which is incorporated by reference into the Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under this Plan.

(c)        Other or Additional Restrictions. The Administrators may also impose restrictions in the form a right of first refusal running to the Corporation, a buyback right by the Corporation or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered pursuant to this Plan in connection with Awards of Restricted Stock may be subject to a buyback right by the Corporation in the amount of, or based on, a specific or formula price therefor or otherwise in the event the awardee does not complete a specified service, consulting or noncompetition period after issuance or delivery of the shares to the awardee.

(d)       Certificate Legend. In addition to any legends placed on certificates in connection with securities laws, each certificate representing shares of Restricted Stock awarded pursuant to this Plan shall bear the following legend:

“The sale, transfer, pledge, hypothecation or other disposition of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2008 Stock Compensation Plan of SPAR Group, Inc., as amended, in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Agreement. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Agreement may be obtained from the Secretary of SPAR Group, Inc.”

(e)        Removal of Restrictions. Except as otherwise provided in this Section 7 or elsewhere in this Plan, shares of Restricted Stock awarded under this Plan shall become freely transferable by the awardee immediately after the last day of the Period of Restriction and, where applicable, immediately after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Administrators. Once the shares are released from the restrictions, the legend required by Section 7(d) herein shall be removed and, unless and until the awardee requests in writing, or the Administrators direct, issuance and delivery in certificated form, the released shares of Common Stock may remain in book entry or electronic form or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators.

(f)        Voting Rights. Unless otherwise provided in the Contract, during the Period of Restriction, awardees to whom shares of Restricted Stock hereunder may exercise voting rights with respect to those shares.

(g)       Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property other than shares of Common Stock until the shares to which the dividends and other distributions relate vest), during the Period of Restriction, awardees entitled to or holding shares of Restricted Stock hereunder shall be entitled to receive all dividends and other distributions made in cash or property other than shares of Common Stock with respect to those shares of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the shares of Restricted Stock with respect to which they were distributed.

(h)       Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the shares of Restricted Stock that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Corporation. Notwithstanding the foregoing, in the case of an Award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the Award on such basis as they deem appropriate.

(i)        Termination of Employment or Service. Unless otherwise provided in the Contract pertaining to a Restricted Stock Award, in the event that an awardee’s employment or service with the Corporation, its Parent, any of its Subsidiaries and, in the case of an employee of or consultant to a SPAR Affiliate, with any Affiliate or other consultant of the Corporation has terminated for any reason, then the unvested portion of a Restricted Stock Award shall automatically be forfeited to the Corporation. The Administrators may provide in a Contract made pursuant to this Plan for vesting of Restricted Stock Awards in connection with the termination of an awardee’s employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability (as defined in Section 18), Retirement (as defined in Section 18), or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing Awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

Section 8.         RSUs. (a) Grant of RSUs. The Administrators, at any time and from time to time, may grant RSUs under this Plan (with one RSU representing the right to one share of Common Stock) on such terms and conditions that are not inconsistent with this Plan as are established by the Administrators, in their sole discretion, at or before the time such Award is granted. Unless otherwise provided in the applicable Contract, an awardee receiving a RSU Award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services.

(b)       Restrictions. The Contract for each RSU Award shall specify the Period of Restriction, the number of RSUs granted, the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions), the payment terms and such other provisions as the Administrators shall determine. If a RSU Award is intended to be a performance-based compensation Award, the terms and conditions of such Award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in a Contract or in a subplan of this Plan, which is incorporated by reference into a Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under this Plan.

(c)        Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the RSUs to which they are attributable, of dividends and other distributions made in cash or property other than shares of Common Stock), during the Period of Restriction, awardees holding RSUs shall have no rights to dividends and other distributions made in cash or property other than shares of Common Stock that would have been paid with respect to the shares represented by those RSUs if such shares were outstanding. Awardees holding RSUs shall have no right to vote the shares of Common Stock represented by such RSUs until such shares are actually issued in settlement of such RSUs. Unless otherwise provided in the Contract, if any deemed dividends or other distributions would be paid in shares of Common Stock, such shares shall be considered to increase the awardee’s RSUs with respect to which they were declared based on one share equaling one RSU. In addition, unless otherwise provided in the Contract, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional RSUs based on the Fair Market Value (as defined in Section 18) of a share on the date of payment or distribution of the deemed dividend or distribution.

(d)       Payment after Lapse of Restrictions. Subject to the provisions of the Contract, upon the lapse of restrictions with respect to a RSU, the awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares of Common Stock with respect to which the restrictions lapse by (ii) the Fair Market Value (as defined in Section 18) per share on the date the restrictions lapse (such amount, the “RSU Value”). The Contract may provide for payment of the RSU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Contract) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in shares of Common Stock) set out in the Contract (the “adjusted RSU Value”). The Administrators are expressly authorized to grant RSUs that are “nonqualified deferred compensation” covered by Section 409A of the Code, as well as RSUs that are not such nonqualified deferred compensation. Payment of the RSU Value or adjusted RSU Value to the awardee shall be made in cash or shares of Common Stock, or a combination thereof, as provided in the Contract, valued at the Fair Market Value (as defined in Section 18) on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. Any payment in shares of Common Stock shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the awardee so requests in writing or the Administrators so direct.

(e)        Restrictions on Stock Transferability. The Administrators may impose such restrictions on any shares of Common Stock delivered to an awardee in settlement of a RSU as they may deem advisable in their sole and absolute discretion, including, without limitation, a right of first refusal running to the Corporation, a buyback right by the Corporation or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered on the settlement of a RSU may be designated as Restricted Stock and/or may be subject to a buyback right by the Corporation in the amount of, or based on, a specific or formula price therefor or otherwise in the event the awardee does not complete a specified service, consulting or noncompetition period after settlement.

(f)        Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the RSUs that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Corporation. Notwithstanding the foregoing, in the case of an Award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the Award on such basis as they deem appropriate.

(g)       Termination of Employment or Service. Unless otherwise provided in the Contract pertaining to a RSU Award, in the event that an awardee’s employment or service with the Corporation, its Parent, any of its Subsidiaries and, in the case of an employee of or consultant to a SPAR Affiliate, with any Affiliate or other consultant of the Corporation has terminated for any reason , then the unvested portion of a RSU Award shall automatically be forfeited to the Corporation. The Administrators may provide in a Contract made pursuant to this Plan for vesting of RSU Awards in connection with the termination of an awardee’s employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability (as defined in Section 18), Retirement (as defined in Section 18), or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing Awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

Section 9.         Compliance with Securities Laws. (a) It is a condition to the exercise of any option or SAR, the issuance of any share of Common Stock and the vesting of any Award granted under this Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued in connection therewith shall be effective and current at the time of exercise or issuance, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock thereupon. Nothing herein shall be construed as requiring the Corporation to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

(b)       The Administrators may require, in their sole discretion, as a condition to the grant, issuance of shares of Common Stock pursuant to or exercise of an Award, that the awardee execute and deliver to the Corporation such awardee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued are being acquired by the awardee for the awardee’s own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such awardee will be made only pursuant to (A) a Registration Statement under the Securities Act that is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the awardee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Corporation with a favorable written opinion of counsel satisfactory to the Corporation, in form, substance and scope satisfactory to the Corporation, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

(c)        In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such Award on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of

Common Stock thereunder, such Award may not be granted, exercised or settled in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

Section 10.       Award Contracts. Each Award shall be evidenced by an appropriate Contract duly executed by the Corporation and the awardee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

Section 11.       Adjustments upon Changes in Common Stock. (a) Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like that results in a change in the number or kind of shares of Common Stock that were outstanding immediately prior to such event, the aggregate number and kind of shares subject to this Plan (including the Remaining Availability and the components thereof), the aggregate number and kind of shares subject to each outstanding option or SAR and the exercise price thereof, the number of outstanding shares of Restricted Stock, the number of outstanding RSUs and the maximum number of shares subject to Awards that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Compensation Committee to preserve the inherent economic value of the Awards and the intent and purposes of this Plan, consistent with this Plan and the applicable provisions of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards and other applicable law, and this mandatory adjustment and the Compensation Committee’s determination of the mechanics of its implementation shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to the Award without payment therefor and for the rounding up to the next whole cent in the case of exercise prices. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment (i) would cause this Plan to fail to comply with Section 409A or 422 of the Code or with Rule 16b-3 (if applicable to such Award), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)       Except as provided below but subject to compliance with Section 409A of the Code (if applicable), unless the Administrators shall, in their sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Corporation, (ii) any reorganization, merger or consolidation in which the Corporation does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Corporation does survive and any of the Corporation’s stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Corporation, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Securities Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Corporation’s then outstanding shares of Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control) (each of the events described in clauses (i), (ii), (iii) and (iv) are referred to herein individually as an “Extraordinary Event”), this Plan and each outstanding option or SAR shall terminate, each outstanding share of Restricted Stock shall be deemed vested and each outstanding RSU shall be deemed vested and settled. In such event each awardee shall have the right to exercise, in whole or in part, any unexpired option or options or SAR or SARs issued to the awardee, to the extent that said option or SAR is then vested and exercisable pursuant to the provisions of said option or options or SAR or SARs and this Plan within fifteen (15) Business Days of the Corporation’s giving of written notice to the awardee of such Extraordinary Event.

(c)        Except as otherwise expressly provided in this Plan, the applicable Contract or the awardee’s written employment or consulting or termination contract, the termination of employment of, or the termination of a consulting or other relationship with, an awardee for any reason shall not, unless the Administrators decide otherwise, accelerate or otherwise affect the number of shares with respect to which an Award may be exercised, vested or settled; provided, however, that an option or SAR may only be exercised with respect to that number of shares that could have been purchased under the option or SAR had the option or SAR been exercised by the awardee on the date of such termination.

(d)       Notwithstanding anything to the contrary contained in this Plan, or any provision to the contrary contained in a particular Contract, the Administrators, in their sole discretion, at any time, or from time to time, may elect to accelerate the exercisibility or vesting or all or any portion of any Award then outstanding. The decision by the Administrators to accelerate an Award or to decline to accelerate an Award shall be final, conclusive and binding. In the event of the acceleration of the exercisability of options or SARs as the result of a decision by the Administrators pursuant to this Section 11, each outstanding option or SAR so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Administrators may determine in their sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an option or SAR after the stated period) may not adversely affect the rights of any awardee without the consent of the awardee so adversely affected. Any outstanding option or SAR that has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

Section 12.       Repricing and other Award Modifications; Amendments and Termination of this Plan. (a) Subject to the terms and conditions and within the limitations of the Plan, the Compensation Committee at any time and from time to time in its discretion: (i) may select (by price, expiration or other relevant term or otherwise) one or more outstanding Awards granted under the Plan, the 2000 Plan, the 1995 Plan or any other equity compensation plan of the Corporation; (ii) may modify, extend or renew those Awards and their Corresponding Contracts; (iii) may authorize and direct the Corporation to accept the surrender of outstanding Awards and grant new or replacement Awards pursuant to the Plan in substitution therefor; and (iv) may provide that such modified, extended, renewed or substituted Awards have one or more of the following (in any combination) (A) a lower exercise price, Base Value or similar component than the surrendered Award or Awards, (B) a higher number of covered Award Shares than the surrendered Award or Awards, (C) a longer term than the surrendered Award or Awards, (D) more rapid vesting and exercise ability than the surrendered Award or Awards, (E) a different market or intrinsic value than the surrendered Award or Awards, and (F) other modifications and additional provisions that are authorized by the Plan and more favorable to the awardee than the surrendered Award or Awards. Notwithstanding the foregoing, however: (1) if the exercise price, Base Value or similar component of the original Award was originally set at the then full Fair Market Value or a specified fraction or multiple thereof, such exercise price, Base Value or similar component shall not be lowered in any such modification, extension, renewal or substitution to an amount that is less than the full Fair Market Value or such specified fraction or multiple thereof, as applicable, on the date of such modification, extension, renewal or substitution; and (2) no modification of an Award granted under this Plan or any such other plan shall adversely affect the rights or obligations of an awardee under such Award without such awardee’s consent.

(b)       No Award may be granted under this Plan on or after the tenth (10th) anniversary of the Effective Date of this Plan unless an extension of the term of this Plan is approved by stockholders of the Corporation if and as required pursuant to Section 27.

(c)        The Compensation Committee, without further approval of the Corporation’s stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including (without limitation) in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other applicable law (including any regulation, ruling or interpretation of any governmental agency or regulatory body) applicable to this Plan, any Award or any related matter; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, that would (a) except as contemplated in Section 11, increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan or change the maximum number of shares for which Awards may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals to whom Awards may be granted hereunder, or (c) make any change for which stockholder approval is required under this Plan, the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other applicable law or the Charter.

(d)       No termination, suspension or amendment of this Plan shall adversely affect the rights of an awardee under any Award granted under this Plan without such awardee’s consent. The power of the Administrators to construe and administer any Award granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

Section 13.       Non-Transferability. (a) Except as otherwise provided below or in the applicable Contract, no Award granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and options or SARs may be exercised, during the lifetime of the awardee, only by the awardee or the awardee’s Legal Representatives. Except to the extent provided below or in the applicable Contract, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way

(whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect, unless and to the extent the Board, in the case of Awards other than ISOs, has given its express written consent to any pledge or hypothecation to (and subsequent disposition by) a financial institution, which Awards shall continue to be subject to the terms and provisions of this Plan and the applicable Contract and may be subject to such additional limits, conditions and provisions as the Board may require in its sole and absolute discretion as a condition of such consent.

(b)       The Administrators may, in their discretion, authorize all or a portion of any Award other than an ISO granted to an awardee to be on terms that permit transfer by such awardee to (i) the spouse, children or grandchildren of the awardee (“Immediate Family Members”), including (without limitation) adopted children and grandchildren, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer (other than natural love and affection, the beneficial or equity interests therein received in connection with any such transfer to a trust or partnership, or the legal consideration for such a transfer to be enforceable), and (B) the Contract pursuant to which such Awards are granted must (1) be specifically approved by the Administrators and (2) expressly provide for transferability in a manner consistent with this Section 13.

(c)        Following any permitted transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes hereof reference to “awardee” shall be deemed to refer to the transferee. The provisions hereof respecting the effect of Retirement or other termination of employment or service and respecting the effect of death or Disability shall continue to be applied with respect to the original awardee, following which an Award of shall be exercisable, where applicable, by the transferee only to the extent, and for the periods specified in the Contract. Any permitted transferee shall be required prior to any transfer of an Award or shares of Common Stock acquired pursuant to the exercise or settlement of an Award to execute a written undertaking to be bound by the provisions of this Plan and the applicable Contract.

Section 14.       Withholding Taxes. The Corporation, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise or settlement of an Award or a combination of cash and shares, having an aggregate Fair Market Value (as defined in Section 18) equal to the amount that the Administrators determine is necessary to satisfy the obligation of the Corporation, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise, vesting, settlement or disposition of an Award or the disposition of the underlying shares of Common Stock. Alternatively, the Corporation may require the awardee to pay to the Corporation such amount, in cash, promptly upon demand.

Section 15.       Legends; Payment of Expenses. (a) The Corporation may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise, granting or settlement of an Award under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Corporation and the awardee with respect to such shares of Common Stock, or (iii) permit the Corporation to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

(b)       The Corporation shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise, granting or settlement of an Award granted under this Plan, as well as all fees and expenses incurred by the Corporation in connection with such issuance.

Section 16.       Use of Proceeds. Except to the extent required by law, the Corporation’s Certificate of Incorporation, or the Corporation’s By-laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Corporation and used for such corporate purposes as the Board may determine, in its sole discretion.

Section 17.       Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board may, without further approval by the stockholders, substitute new Awards for prior Awards of the same type as is permitted under this Plan of a Constituent Corporation (as such term is defined in Section 18) or assume the prior Awards of the same type as is permitted under this Plan of such Constituent Corporation.

Section 18.	Certain Definitions.

(a)        “1995 Plan” shall mean the Amended and Restated 1995 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(b)       “2000 Plan” shall mean the 2000 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(c)        “Accounting Standards” shall mean the generally accepted accounting standards then in effect, as established, supplemented, modified, amended, restated or replaced from time to time by the Financial Accounting Standards Board and other generally recognized U.S. accounting authorities.

(d)       “Affiliate” shall mean with respect to the Corporation, any other corporation or other entity (other than a Parent or a Subsidiary), who directly or indirectly, is in control of, is controlled by or is under common control with the Corporation. For the purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”) as used with respect to any corporation or other entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of capital stock, by contract or otherwise. For purposes of determining whether any Award is subject to Section 409A of the Code, the term “Affiliate” shall have the meaning assigned to it in Sections 414(b) or (c) of the Code, as applicable, provided, however, that in applying such provisions, the phrase “at least 50 percent” (or such lower percentage as may be permitted under Section 409A of the Code under the circumstances) shall be used instead of “at least 80 percent” in each place therein that phrase appears for purposes of determining trades or businesses (whether or not incorporated) that are under common control.

(e)        “Business Day” shall mean any day other than (i) any Saturday or Sunday or (ii) any day the Securities and Exchange Commission is closed.

(f)        “Cause” shall mean, in connection with the termination of an awardee, (i) “cause”, as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services or termination agreement between such awardee and any SPAR Company, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Corporation and such awardee pursuant to Section 10, or (iii) in the absence of both of the foregoing, (A) indictment of such awardee for any illegal conduct, (B) failure of such awardee to adequately perform any of the awardee’s duties and responsibilities in any capacity held with any SPAR Company (other than any such failure resulting solely from such awardee’s physical or mental incapacity), (C) the commission of any act or failure to act by such awardee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to any SPAR Company or any other Affiliate of the Corporation (or its or their respective employees), whether financially or otherwise, (D) any violation by such awardee of any rule or policy of any SPAR Company applicable to the awardee, or (E) any violation by such awardee of the requirements of such Contract, this Plan or any other contract or agreement between such awardee and any SPAR Company; in each case, with respect to clauses (A) through (E), as determined by the Board in their sole and absolute discretion.

(g)       “Charter” shall mean, as and to the extent applicable, the By-Laws of the Corporation, as amended, the charter of the Compensation Committee or other committee comprising the Compensation Committee, as amended, and all resolutions of the Board, Compensation Committee or such other committee having continuing effect.

(h)       “Code” shall mean the Internal Revenue Code of 1986, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(i)        “Constituent Corporation” shall mean any corporation that engages with the Corporation, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option or SAR assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(j)        “DEGCL” shall mean the General Corporation Law of the State of Delaware, as amended.

(k)       “DEUCC” shall mean Article 8 of the Uniform Commercial Code of the State of Delaware, as amended.

(l)        “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(m)      “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(n)       “Fair Market Value” shall mean the fair market value of a share of Common Stock on any day that shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; or (ii) if the principal market for the Common Stock is not a national securities exchange, the average of the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i) and (ii) of this subsection are all inapplicable because the Corporation’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with the provisions of the Code, ERISA, Securities Law, Exchange Rules and Accounting Standards applicable to the relevant Awards.

(o)       “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated awardee with respect to an Award granted under this Plan.

(p)       “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code.

(q)       “Performance Goal” shall mean one or more performance measures or goals set by the Administrators in their sole and absolute discretion for each grant of a performance-based compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation Award that an awardee is entitled to exercise, receive, or retain. Performance Goals may be particular to an awardee; may relate to the performance of a Subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs him or her; or may be based on the performance of the Corporation generally. Performance Goals may be based on Common Stock value or increases therein; earnings per share or earnings per share growth; net earnings, earnings, or earnings growth (before or after one or more of taxes, interest, depreciation, and/or amortization); operating profit; operating cash flow; operating or other expenses; operating efficiency; return on equity, assets, capital, or investment; sales or revenues or growth thereof; working capital targets or cost control measures; regulatory compliance; gross, operating, or other margins; credit ratings; productivity; customer satisfaction; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; quality measures; and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management, or completion of critical projects or processes or other measurement determined by the Administrators. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index; a group of other companies comparably, similarly, or otherwise situated; or a combination thereof. Each of the Performance Goals shall be determined, where applicable and except as provided herein or in the applicable Contract, in accordance with generally accepted accounting principles applied in the United States of America. The Administrators, in their sole and absolute discretion and at any time but subject to any limitations under Section 162(m) of the Code in the case of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, may adjust any Performance Goal and any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year. In addition, in the case of an Award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators, in their sole and absolute discretion and at any time, may adjust any Performance Goal and any evaluation of performance under a Performance Goal on such basis and for such reason as it may determine. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators shall determine and certify the extent to which any Performance Goal and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of Common Stock).

(r)        “Period of Restriction” shall mean the period during which Restricted Stock or RSUs are restricted, pursuant to Section 7 or 8 herein.

(s)        “Retires” and “Retirement” shall mean the voluntary termination by an awardee of such person’s status as a director (whether or not an employee), officer (whether or not an employee), or employee of the Corporation, its Parent or any of its Subsidiaries or any consultant thereto or as an employee of or consultant to a SPAR Affiliate, in each case so long as: (i) such person shall be at least 65 years of age or such younger age as (A) may be specifically provided for retirement in the applicable Contract or awardee’s written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases; and (ii) such person shall not be employed full time by anyone else except as (A) may be otherwise specifically permitted following retirement in the applicable Contract or awardee’s written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases.

(t)        “Securities Act” shall mean the Securities Act of 1933, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(u)       “Securities Exchange Act” shall mean the Securities Act of 1934, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(v)       “Securities Law” shall mean the Securities Act, the Securities Exchange Act and the “blue sky” and other applicable state securities laws, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(w)      “SPAR Affiliate” and “SPAR Affiliates” shall respectively mean any one or more of SPAR Marketing Services, Inc., SPAR Management Services, Inc., SPAR InfoTech, Inc., and any other Affiliate of any of them or of the Corporation, including (without limitation) any Affiliated corporation or other entity directly or indirectly under the control of one or more of Robert G. Brown, William H. Bartels, their respective families, and trusts under which either of them is a trustee or beneficiary.

(x)       “SPAR Company” and “SPAR Companies” shall respectively mean any one or more of the Corporation, its Subsidiaries, its Parent (if any) and the SPAR Affiliates.

(y)       “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

Section 19.       Indemnification. (a) To the maximum extent permitted by law, the Corporation shall indemnify each Administrator and every other member of the Board, as well as any other employee of the Corporation, any Subsidiary or any SPAR Affiliate, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination by the individual under this Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under this Plan; or (ii) the individual fails to assist the Corporation in defending against any such claim.

(b)       Notwithstanding the above, the Corporation shall have the right to select counsel and to control the prosecution or defense of the suit.

(c)        Furthermore, the Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

Section 20.       Nonqualified Deferred Compensation. (a) The Corporation generally intends that each option and each Award of Restricted Stock granted under this Plan not constitute “nonqualified deferred compensation” within the meaning of and subject to Section 409A of the Code. To the extent that the Administrators determine that any provision of this Plan or any option or Contract relating to an option or Restricted Stock provides for any such nonqualified deferred compensation (in whole or in part), the Administrators at any time may amend this Plan and/or amend, restructure, terminate or replace any Contract to either comply with Section 409A of the Code and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in this Plan or any applicable Contract to the contrary.

(b)       Notwithstanding the foregoing, it is intended that SARs and RSUs may be awarded that are considered to be “nonqualified deferred compensation” subject to Section 409A of the Code, and it is intended that such Awards shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Administrators are authorized to amend any Contract and to amend or declare void any election by an awardee as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

(c)        Notwithstanding any other provision of this Plan, the Corporation shall not be liable to any awardee if any payment or benefit that is to be provided pursuant to this Plan and that is considered “nonqualified deferred compensation” subject to Section 409A of the Code fails to comply with, or be exempt from, the requirements of Section 409A of the Code.

Section 21.       No Employment Contract or other Additional Rights. Neither this Plan nor the granting of any Award or Contract hereunder shall, and none of them shall be deemed or construed to, in any way: (a) constitute an employment contract between any director, officer, employee or contractor and any SPAR Company; (b) be consideration or inducement for the employment of any director, officer, employee or contractor by any SPAR Company; (c) create any specific employment term or period for any director, officer, employee or contractor of any SPAR Company; (d) give any director, officer, employee or contractor of any SPAR Company the right to be retained in the service of any SPAR Company; (e) interfere with the right of any SPAR Company to terminate any director, officer, employee or contractor at any time, with or without cause, regardless of the effect that such termination will or may have upon such individual as an awardee under this Plan; (f) otherwise affect the “at will” or other employment status of any director, officer, employee or contractor of any SPAR Company; (g) affect or restrict the power or authority of any SPAR Company to undertake any corporate or other action otherwise permitted under applicable law; (h) except as may be expressly provided in this Plan or the applicable Contract, give any rights as a stockholder with respect to shares covered by any Award until such time (if ever) as the awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation’s transfer agent; or (i) except as may be expressly provided in this Plan or the applicable Contract, provide any right to any adjustment for cash dividends or other rights for which the record date is prior to the date (if ever) the awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation’s transfer agent.

Section 22.       Construction and Interpretation. In this Plan: (a) the meaning of each capitalized term or other word or phrase defined in singular form also shall apply to the plural form of such term, word or phrase, and vice versa; each singular pronoun shall be deemed to include the plural variation thereof, and vice versa; and each gender specific pronoun shall be deemed to include the neuter, masculine and feminine; in each case as the context may permit or require; (b) any table of contents or caption, section or other heading is for reference purposes only and shall not affect the meaning or interpretation of such document; (c) each reference to any Section, subsection, Exhibit, Schedule and the like shall mean those of or attached to such document unless otherwise expressly provided; (d) the word “event” shall include (without limitation) any event, occurrence, circumstance, condition or state of facts; (e) the words “hereof”, “herein” and “hereunder” and words of similar import shall refer to such document as a whole and not to any particular provision of such document; (f) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “(without limitation)”, whether or not so stated, and in any event shall not in any way (i) limit the generality of the provision preceding such word, (ii) preclude any other applicable item encompassed by the provision preceding such word, or (iii) be deemed or construed to do so; (g) unless the context clearly requires otherwise, the word “or” shall have both the inclusive and alternative meaning represented by the phrase “and/or”; and (h) each reference to any applicable law, whether generically or specifically, shall mean such applicable law as adopted, supplemented, modified, amended, restated, codified, replaced or reenacted, in whole or in part, and then in effect. No rule of construction shall be employed in the interpretation or construction of this Plan that would resolve any ambiguities against the drafting party (e.g., any SPAR Company, the Compensation Committee or any Administrator); and this Plan shall be construed fairly as to all parties and persons hereunder and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Plan.

Section 23.       No Corporation Guaranty or Personal Liability. None of the SPAR Companies and Administrators has in any way guaranteed or assumed any other liability or responsibility for any loss or depreciation in or other adverse event respecting any Award covered by this Plan or any Contract with respect thereto or made any promise or assurance with respect thereto.

Section 24.       Governing Law. This Plan, such Awards as may be granted hereunder, the Contracts and all rights, powers, privileges, remedies, interests and other matters arising hereunder and thereunder shall be governed by, administered under and construed in accordance with (a) the applicable federal law of the United States of America, including (without limitation) ERISA and the Code, (b) to the extent applicable, the DEGCL or the DEUCC, and (c) to the extent that such federal law is not dispositive and does not preempt local law and the DEGCL and DEUCC are not applicable, the applicable law of the State of New York, in each case other than those conflict of law rules thereof that would defer to the substantive laws of any other jurisdiction.

Section 25.       Waiver of Notice, No Waiver by Action, Rights Cumulative, Etc. Any waiver or consent from a person respecting any provision of this Plan shall be effective only in the specific instance for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of the Corporation at any time to require performance of, or to exercise or enforce its rights or remedies with respect to, any provision of this Plan shall not affect the Corporation’s right at a later time to exercise or enforce any such provision. A person or its designee may accept or reject any payment, reimbursement or performance without affecting any of its rights, powers, privileges, remedies and other interests under this Plan, other agreements (if any) among the parties and applicable law. No notice to or demand on a person shall entitle such person to any other notice or demand in similar or other circumstances. All rights, remedies and other interests of the parties and awardees hereunder are cumulative and not alternatives, and they are in addition to (and shall not limit) any other right, remedy or other interest of the parties and awardees under this Plan, any other agreement among them or applicable law.

Section 26.       Severability. In the event that any provision of this document shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable (in whole or in part), the parties agree that: the court or other governmental authority making such determination shall have the power, and is hereby requested by the parties, to reduce, limit or eliminate such provision or portions thereof to the extent it deems necessary to render the balance of this document enforceable; and such reduction, limitation or deletion shall not impair or otherwise affect the validity, legality or enforceability of the remaining provisions of this document, which shall be enforced as if the unenforceable provision were so reduced, limited or deleted; in each case except to the extent such reduction, limitation or deletion of the unenforceable provision or portion thereof would impair the practical realization of a party’s principal rights and benefits hereunder.

Section 27.       Amendments; Future Stockholder Approval. The Corporation reserves the right at any time, by action authorized by its Board or applicable Committee, to supplement, modify, amend or restate, in whole or in part, any or all of the provisions of this Plan. This right specifically includes (without limitation) the right to make such amendments effective retroactively, if necessary, to bring this Plan into conformity with applicable provisions of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other applicable law that must be complied with so that this Plan may provide the special tax consequences contemplated under the Plan or in connection with an Award. This Plan (a) may not be supplemented, modified, amended, restated, waived, discharged, released or terminated orally, (b) may only be supplemented, modified, amended or restated in a writing signed or approved in writing by the Corporation, and (c) may only be waived, discharged (other than by performance), released or voluntarily terminated in a writing signed by the Corporation, subject to any required stockholder vote as provided below. Any amendment to this Plan shall be subject to approval (i) by the Board (upon the recommendation of the Compensation Committee to the extent provided by the Charter), and (ii) if and to the extent required by applicable law or applicable Exchange Rules, or if the Board otherwise directs that the matter be submitted to the Corporation’s stockholders, by (A) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Corporation’s stockholders at which a quorum is present or (B) the Corporation’s stockholders acting in accordance with the provisions of Section 228 of the DEGCL.

Section 28.       Entire Understanding. This Plan and any Contract issued or entered into pursuant hereto contain all provisions applicable to the relevant Awards and the entire understanding of the parties with respect thereto and supersede and completely replace all prior and other provisions, promises, assurances and other agreements and understandings (whether written, oral, express, implied or otherwise) among the parties with respect to the matters contained in this document and any applicable Contract. Except as otherwise provided herein: this amended Plan supersedes and completely replaces all earlier versions of this Plan (including the Existing Plan) and applies to all Awards made under the Plan after the original Effective Date; and this Plan supersedes and completely replaces the 2000 Plan and the 1995 Plan such that no further Awards shall be made thereafter under the 2000 Plan or the 1995 Plan on or after the Effective Date, but this Plan does not modify the administration of, or any of the Continuing Awards outstanding under, the 2000 Plan and the 1995 Plan, except that those Continuing Awards may be modified as provided in Section 12 hereof as if they were Awards hereunder to the extent the provisions respecting adverse modifications in those plans are not violated by such modification.